UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

R1 RCM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41428	87-4340782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way
Suite 200
Murray, Utah	84123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On November 19, 2024 (the “Closing Date”), R1 RCM Inc., a Delaware corporation (the “Company”), completed its previously announced merger with Project Raven Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Raven Acquisition Holdings, LLC, a Delaware limited liability company (“Parent” and, together with Merger Sub, the “Buyer Parties”). Pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 31, 2024, by and among the Company, Parent and Merger Sub, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”). Parent and Merger Sub are affiliates of investment funds affiliated with TowerBrook Capital Partners L.P. and Clayton, Dubilier & Rice, LLC.

The description of the Merger Agreement and the transactions contemplated thereby (including, without limitation, the Merger) in this Current Report on Form 8-K (this “Current Report”) does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 1, 2024, and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the Introduction to this Current Report (the “Introduction”) is incorporated by reference into this Item 1.01.

Credit Agreement

On the Closing Date, concurrently with the closing of the Merger, Parent, as the parent borrower, entered into that certain Credit Agreement with Deutsche Bank AG New York Branch, as administrative agent and collateral agent, the lenders from time to time party thereto and the subsidiary borrowers from time to time party thereto (the “Credit Agreement”), which provides for (a) a senior secured first-lien term loan facility in an aggregate principal amount of $2,800,000,000, (b) a senior secured first-lien delayed draw term loan facility in an aggregate principal amount of $200,000,000 and (c) a senior secured first-lien revolving credit facility in the aggregate principal amount of $687,500,000. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrowers and the guarantors (including, on the Closing Date, the Company and certain of its subsidiaries), in each case, subject to certain exclusions and exceptions. The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Senior Secured Notes

On the Closing Date, concurrently with the closing of the Merger, Parent, as issuer, the Company and certain of the subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), entered into a second supplemental indenture (the “Second Supplemental Indenture”) to that certain indenture, dated as of November 12, 2024 (the “Base Indenture”) with Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Notes Collateral Agent”), as supplemented by a first supplemental indenture, dated as of November 12, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indenture”), between Parent, the Trustee and the Notes Collateral Agent, pursuant to which the Subsidiary Guarantors jointly and severally guaranteed the obligations of Parent under the Indenture, including Parent’s $1,300,000,000 in aggregate principal amount of 6.875% Senior Secured Notes due 2031 (the “Notes”), on a senior secured basis.

The Indenture and the Notes contain customary restrictive covenants, events of default and other provisions.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 1.02.

On the Closing Date, concurrently with the closing of the Merger and except with respect to certain letters of credit that will remain outstanding after the Closing Date, the Company repaid all obligations outstanding under, and concurrently terminated, that certain Second Amended and Restated Credit Agreement, dated as of June 21, 2022, as amended, restated, supplemented or otherwise modified from time to time, among the Company, the lenders and issuing banks named therein, and the other persons named therein .

On the Closing Date, the Company and TCP-ASC ACHI Series LLLP (“TA”) entered into a mutual written agreement to terminate the Amended and Restated Investor Rights Agreement, dated as of June 21, 2022, as amended on February 5, 2024, by and among the Company, TA, and the other parties thereto, effective immediately prior to the closing of the Merger.

On the Closing Date, as a result of the consummation of the Merger, the Company provided a written notice to terminate the Investor Rights Agreement, dated as of June 21, 2022, as amended on February 5, 2024, by and among CoyCo 1, L.P., CoyCo 2, L.P., the Company and the other parties thereto.

On the Closing Date, the Company and Sutter Health entered into a mutual written agreement to terminate the Director Nomination Agreement, dated as of August 2, 2022, by and between the Company and Sutter Health, effective immediately prior to the closing of the Merger.

On the Closing Date, the Company and Providence Health & Services – Washington entered into a Termination Agreement to terminate the Director Nomination Agreement, dated as of January 17, 2024, by and between the Company and Providence Health & Services – Washington, effective immediately prior to the closing of the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction and under Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report is incorporated by reference into this Item 2.01.

On the Closing Date, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Merger was completed, with Merger Sub being merged with and into the Company, and the Company surviving the Merger as a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.01 per share, of the Company (“Common Stock”) outstanding as of immediately prior to the Effective Time (other than shares of Common Stock held by (1) the Company, Buyer Parties, Raven TopCo, L.P., a Delaware limited partnership and an indirect parent entity of Parent (“Holdings”), any subsidiary of Holdings that is wholly owned prior to the closing of the Merger (each, a “Holdings Subsidiary”) or TA (such shares, the “Owned Company Shares”), (2) any direct or indirect wholly owned subsidiary of the Company or of the Parent (other than Merger Sub) (the “Subsidiary Owned Shares”) and (3) stockholders who have properly and validly exercised their statutory rights of appraisal in respect of such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL,” and such shares, the “Dissenting Company Shares”)) were cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $14.30, without interest thereon (the “Merger Consideration”); (ii) each Owned Company Share was cancelled and extinguished without any conversion thereof or consideration paid therefor; and (iii) each Subsidiary Owned Share, if any, was converted into a number of validly issued, fully paid and nonassessable shares of common stock of the Surviving Corporation, or fraction thereof, such that the ownership percentage of each Subsidiary in the Surviving Corporation immediately following the Effective Time would equal the ownership percentage of such Subsidiary in the Company immediately prior to the Effective Time.

At the Effective Time, (i) each outstanding option to purchase shares of Common Stock (a “Company Option”) was converted into the right to receive a cash payment equal in value to (A) the total number of shares of Common Stock subject to such Company Option multiplied by (B) the amount by which the Merger Consideration exceeds the applicable per share exercise price of such Company Option, provided that if the applicable per share exercise price is equal to or exceeds the Merger Consideration, such Company Option was cancelled for no consideration; (ii) each outstanding award of restricted stock units of the Company subject solely to service-based vesting criteria (a “Company RSU”) that was granted prior to July 31, 2024 was converted into the right to receive a cash payment equal in value to (A) the total number of shares of Common Stock subject to such award immediately prior to the Effective Time, multiplied by (B) the Merger Consideration; (iii) each outstanding Company RSU granted on or after July 31, 2024 was converted into the right to receive an amount in cash equal to (A) the total number of shares of Common Stock subject to such Company RSU immediately prior to the Effective Time, multiplied by (B) the Merger Consideration, and continues to be otherwise subject to the same terms and conditions following the Effective Time (including the applicable vesting schedule) as applicable to such Company RSU as of immediately prior to the Effective Time; and (iv) each outstanding award of restricted stock units of the Company subject to performance-based vesting criteria (a “Company PBRSU”) was converted into the right to receive a cash payment equal in value to (A) the total number of shares of Common Stock subject to such Company PBRSU immediately prior to the Effective Time (determined in accordance with the terms of the respective Company PBRSU award) multiplied by (B) the Merger Consideration.

At the Effective Time, each unexercised warrant to purchase shares of Common Stock (a “Company Warrant” (other than each unexercised warrant to purchase shares of Common Stock held as of the Effective Time by the Buyers, Holdings, any Holdings Subsidiary or TA (the “Buyer Company Warrants”)) outstanding immediately prior to the Effective Time was cancelled in exchange for the right to receive, promptly following the surrender of such Company Warrant to the Company (or Surviving Corporation) in accordance with its terms, a cash payment, without interest, equal in value to (A) the number of shares of Common Stock the holder of such Company Warrant would have received had such Company Warrant been exercised in full on a cash basis immediately prior to the Effective Time multiplied by (B) the amount, if any, by which the Merger Consideration exceeds the applicable per share exercise price of such Company Warrant; provided that if the exercise price per share of Common Stock underlying such Company Warrant is greater than the Merger Consideration, no payment shall be due to the holder of such Company Warrant upon the surrender thereof to the Company or the Surviving Corporation. As of the Effective Time, each holder of Company Warrants ceased to have any other rights in and to the Company and the Surviving Corporation, and each Company Warrant thereafter represents only the right to receive the applicable amounts payable as described above, if any.

Immediately prior to the Effective Time, each outstanding Buyer Company Warrant was exercised in accordance with its previously described terms and converted into shares of Common Stock. As a result, at the Effective Time, such shares became Owned Company Shares were cancelled and extinguished without any conversion thereof or consideration paid therefor.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2024 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introduction and under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 and Item 3.03 of this Current Report is incorporated by reference into this Item 3.01.

In connection with the completion of the Merger, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), to delist and deregister the Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 Certification and Notice of Termination of Registration Under Section 12(g) of the Exchange Act or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Exchange Act to deregister the Common Stock under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the completion of the Merger, each share of Common Stock (other than the Owned Company Shares and Dissenting Company Shares) was automatically cancelled, extinguished and converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger on the Closing Date, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

As a result of the Merger (and not because of any disagreement with the Company), at the Effective Time, all directors of the Company resigned from the Board of Directors of the Company (the “Board”) and any committees of the Board on which they served and ceased to be directors of the Company, and the directors of Merger Sub immediately prior to the completion of the Merger continued as the directors of the Surviving Corporation.

At the Effective Time, Joseph Flanagan, a director of the Company immediately prior to the Merger, became the Chief Executive Officer of the Surviving Corporation.

The information set forth in Definitive Proxy Statement in the section entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger—Offer Letter with Joseph Flanagan” beginning on page 97, is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time and by virtue of the Merger, the amended and restated certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Second Amended and Restated Certificate of Incorporation”). Immediately after the Effective Time, the bylaws of the Surviving Corporation were amended and restated in their entirety (the “Second Amended and Restated Bylaws”).

Copies of the Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report, respectively, each of which is incorporated herein by reference.

Item 8.01.	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 31, 2024, by and among R1 RCM Inc., Raven Acquisition Holdings, LLC and Project Raven Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2024).*

3.1	Second Amended and Restated Certificate of Incorporation of R1 RCM Inc., dated as of November 19, 2024.

3.2	Second Amended and Restated Bylaws of R1 RCM Inc., dated as of November 19, 2024.

99.1	Press Release, dated as of November 19, 2024.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*

The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: November 19, 2024	By:	/s/ Jennifer Williams
	Name:	Jennifer Williams
	Title:	Chief Financial Officer